State of Delaware

                        Office of the Secretary of State      Page 1
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "RALWAY OF AMERICA, LLC" CHANGING ITS NAME FROM "RAILWAY OF AMERICA, LLC" TO "RAILWAY OF AMERICA LLC", FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF JUNE, A.D. 1999, AT 9 O'CLOCK A.M.


                                     [SEAL]

            GREAT SEAL OF THE STATE OF DELAWARE o 1793 o 1847 o 1907






                             [SEAL]
                       SECRETARY'S OFFICE          /s/ Edward J. Freel
                       1793 DELAWARE 1855    -----------------------------------
                                             Edward J. Freel, Secretary of State

                                             AUTHENTICATION:
                                                             9830250
3059569  8100
                                                       DATE:
991259734                                                   06-25-99

                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 06/22/1999
                                                        991251415 -- 3059569


                            CERTIFICATE OF FORMATION

                                       OF

                             RAILWAY OF AMERICA, LLC
                           A LIMITED LIABILITY COMPANY


FIRST: The name of the limited liability company is:

                             RAILWAY OF AMERICA, LLC

SECOND: Its registered office in the State of Delaware is to be located at 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805, and its registered agent at such address is CORPORATION SERVICE COMPANY.

IN WITNESS WHEREOF, the undersigned, being the individual forming the Company, has executed, signed and acknowledged this Certificate of Formation this twenty-second day of June, A.D. 1999.





/s/  Melissa Suiter
- ------------------------
Authorized Person
Melissa Suiter

                                State of Delaware

                        Office of the Secretary of State      Page 1
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED LIABILITY COMPANY OF "RAILWAY OF AMERICA, LLC", FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF JUNE, A.D. 1999, AT 9 O'CLOCK A.M.


                                     [SEAL]

            GREAT SEAL OF THE STATE OF DELAWARE o 1793 o 1847 o 1907






                             [SEAL]
                       SECRETARY'S OFFICE          /s/ Edward J. Freel
                       1793 DELAWARE 1855    -----------------------------------
                                             Edward J. Freel, Secretary of State

                                             AUTHENTICATION:
                                                             9819964
3059569  8100
                                                       DATE:
991251415                                                    06-22-99

   STATE OF DELAWARE
  SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/25/1999
   991259734 - 3059569


                   CERTIFICATE OF CORRECTION FILED TO CORRECT
                     A CERTAIN ERROR IN THE CERTIFICATE OF
                           LIMITED LIABILITY COMPANY

                                       OF

                            RAILWAY OF AMERICA, LLC

                 FILED IN THE OFFICE OF THE SECRETARY OF STATE
                 OF DELAWARE ON JUNE 22, 1999


     RAILWAY OF AMERICA, LLC a limited liability company, formed and existing under and by virtue of the Limited Liability Company Act of the State of Delaware.

          DOES HEREBY CERTIFY:

          1. The name of the limited liability company is:
                            RAILWAY OF AMERICA, LLC


          2. That a Certificate of Formation was filed by the Secretary of State of Delaware and that said Certificate requires correction as permitted by Section 18-211 of the Limited Liability Company Act of the State of Delaware.

          3. The inaccuracy of defect of said Certificate to be corrected is as follows: The name in article First was incorrectly shown with a comma.

          4. Article First is corrected to read as follows:

     FIRST: The name of the limited liability company is
                             RAILWAY OF AMERICA LLC

     IN WITNESS WHEREOF, the undersigned has executed this certificate this twenty-fifth day of June, 1999.


                                                         Authorized Person

                                                         By: /s/ Melissa Suiter
                                                             ------------------
                                                                 Melissa Suiter